SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________



     Date of Report (Date of earliest event reported) October 24, 2000
                         BICO, INC.
      (Exact name of registrant as specified in its charter)


  Pennsylvania                   0-10822                   25-1229323
(State of other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                      Identification No.)


    2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (412) 429-0673




   ________________________________________________________
               (Former name or former address,
                if changes since last report.)









Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Biocontrol Technology, Inc., a division of BICO,
          Inc. announced that clinical trials for its noninvasive glucose monitor, the Diasensor 2000 began last week at Joslin Diabetes Center in Boston. The multi-center study is under the direction of Joslin personnel. The company also reported that it has contracted with Amarex, LLC, an independent contract research organization, to provide monitoring, data and site management, statistics and report writing for the trial.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  October 24, 2000






                        NEWS RELEASE
                BIOCONTROL TECHNOLOGY, INC.
           625 Kolter Drive  , Indiana, PA 15701
Investors:                              Media:
Diane McQuaide                          Nancy Saxman
Phone 412-429-0673                      Phone 724-349-1811
Fax 412-279-9690                        Fax 724-349-8610


For immediate release

   BIOCONTROL TECHNOLOGY BEGINS DIASENSOR CLINICAL TRIALS

     Pittsburgh, Pa. - October 24, 2000 - Biocontrol
Technology, Inc., a division of BICO, Inc. (OTCBB:BIKO),
announced that clinical trials for its noninvasive glucose
monitor, the Diasensor 2000 began last week at Joslin
Diabetes Center in Boston.  The multi-center study is under
the direction of Joslin personnel.   The company also
reported that it has contracted with Amarex, LLC, an
independent contract research organization, to provide
monitoring, data and site management, statistics and report
writing for the trial.  Amarex has its offices in the
Washington, D.C. area and   is an independent consulting
firm that specializes in clinical research for the device and pharmaceutical industries.

     The Diasensor 2000 will be evaluated for the treatment of diabetic patients within a system of care that includes home use of the Diasensor and regular evaluation of a patient's blood glucose trends as determined by the device. The Diasensor contains a telemedicine feature that automatically transmits the patient's glucose measurements to a secure website on the Internet where they can be viewed by the healthcare provider.

     Biocontrol Technology, Inc. has research, development
and manufacturing facilities in Indiana, Pa.    BICO's
corporate offices are located in Pittsburgh, Pa.  BICO is
involved in the development and manufacture of biomedical
devices and environmental products.
                            #####

WEBSITE:   www.bico.com

INVESTOR RELATIONS NEWSLINE NUMBER:  1-800-357-6204

 This press release contains statements of a forward-looking nature. Shareholders and potential investors are cautioned that such statements are predictions and actual events or
               results may vary significantly.